Investments - Portfolio composition (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Investments [Abstract]
Fixed income securities, at fair value	$ 4,918,874	$ 4,434,362
Mortgage loans, net	621,702	733,258
Equity securities, at fair value	251,437	274,133
Limited partnership interests	343,251	386,310
Short-term investments, at fair value	133,045	224,098
Policy loans	37,294	38,583
Other	8,097	5,237
Total	$ 6,313,700	$ 6,095,981